UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2009
Date of Report (Date of the earliest event reported)

Keystone Consolidated Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3919	37-0364250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1740, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 458-0028

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

Pursuant to Items 2.02 and 7.01 of this current report, the registrant hereby furnishes the information set forth in its press release issued on March 12, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including the exhibit, the registrant  furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise  subject to the liabilities of that section.  Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Item No.	Exhibit Index
99.1	Press Release dated March 12, 2009 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSTONE CONSOLIDATED INDUSTRIES, INC.
(Registrant)

By:          /s/ Bert E. Downing, Jr.
Bert E. Downing, Jr.
Vice President, Chief Financial Officer, Corporate Controller and Treasurer

Date:  March 12, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated March 12, 2009 issued by Keystone Consolidated Industries, Inc.